EXHIBIT 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, John R. Alexander certify that;

1. I have reviewed this amended quarterly report on Form 10-Q of Alico, Inc. (Alico),

2. Based on my knowledge, this amended quarterly report does not contain any untrue statement of a material fact or omit to state a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Alico as of, and for, the periods presented in this report;

4. Alico’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Alico and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Alico, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Evaluated the effectiveness of Alico’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
c) Disclosed in this report any change in Alico’s internal control over financial reporting that occurred during Alico’s most recent fiscal quarter ended February 28, 2005 that has materially affected, or is reasonably likely to materially affect, Alico’s internal control over financial reporting; and

5. Alico’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Alico’s auditors and audit committee of Alico’s Board of Directors:

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: April 11, 2005
/S/ JOHN R. ALEXANDER
John R. Alexander
Chairman and Chief Executive Officer

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EXHIBIT 31.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, L. Craig Simmons certify that;

1. I have reviewed this amended quarterly report on Form 10-Q of Alico, Inc. (Alico),

2. Based on my knowledge, this amended quarterly report does not contain any untrue statement of a material fact or omit to state a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Alico as of, and for, the periods presented in this report;

4. Alico’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Alico and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Alico, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Evaluated the effectiveness of Alico’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
c) Disclosed in this report any change in Alico’s internal control over financial reporting that occurred during Alico’s most recent fiscal quarter ended February 28, 2005 that has materially affected, or is reasonably likely to materially affect, Alico’s internal control over financial reporting; and

5. Alico’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Alico’s auditors and audit committee of Alico’s Board of Directors:

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: April 11, 2005
/S/ L. CRAIG SIMMONS
L. Craig Simmons
Vice President and Chief Financial Officer